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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2003



                                   SEEC, INC.
             (Exact name of registrant as specified in its charter)


         PENNSYLVANIA                   0-21985                 55-0686906
         ------------                   -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                    PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                         PITTSBURGH, PENNSYLVANIA 15275
           (Address of principal executive offices including zip code)

                                 (412) 893-0300
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On October 31, 2003, SEEC, Inc. issued the press release filed as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        EXHIBIT
          NO.                      DESCRIPTION
        -------                    -----------
         99.1       SEEC, Inc. press release dated October 31, 2003



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       SEEC, Inc.
                                                    ----------------
                                                     (Registrant)

Date:  November 3, 2003
                                       By:       /s/ RICHARD J. GOLDBACH
                                           ------------------------------------
                                                     Richard J. Goldbach
                                           Treasurer and Chief Financial Officer
                                                (Principal Financial Officer)


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                                  EXHIBIT INDEX

        EXHIBIT
          NO.                       DESCRIPTION
        -------                     -----------
         99.1       SEEC, Inc. press release dated October 31, 2003